                                                                    EXHIBIT 99.4


Debtor:  Lason International, Inc.                Case #: 01-11494
                                                  Reporting Period:  March, 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


                                                                            CUMULATIVE FILING TO
REVENUES                                            MONTH                          DATE
------------------------------------------------------------------------------------------------

Gross Revenues
------------------------------------------------------------------------------------------------
Less: Returns and Allowances
------------------------------------------------------------------------------------------------
Net Revenue                                             0                                      0
------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------
Beginning Inventory
------------------------------------------------------------------------------------------------
Add: Purchases
------------------------------------------------------------------------------------------------
Add: Cost of Labor
------------------------------------------------------------------------------------------------
Add: Other Direct Costs (attach schedule)
------------------------------------------------------------------------------------------------
Less: Ending Inventory
------------------------------------------------------------------------------------------------
Cost of Goods Sold                                      0                                      0
------------------------------------------------------------------------------------------------
Gross Profits                                           0                                      0
------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------
Advertising
------------------------------------------------------------------------------------------------
Auto and Truck Expense
------------------------------------------------------------------------------------------------
Bad Debts
------------------------------------------------------------------------------------------------
Contributions
------------------------------------------------------------------------------------------------
Employee Benefits Programs
------------------------------------------------------------------------------------------------
Insider Compensation*
------------------------------------------------------------------------------------------------
Insurance
------------------------------------------------------------------------------------------------
Management Fees/Bonuses
------------------------------------------------------------------------------------------------
Office Expense
------------------------------------------------------------------------------------------------
Pension & Profit Sharing Plans
------------------------------------------------------------------------------------------------
Repairs and Maintenance
------------------------------------------------------------------------------------------------
Rent and Lease Expense
------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees
------------------------------------------------------------------------------------------------
Supplies
------------------------------------------------------------------------------------------------
Taxes - Payroll
------------------------------------------------------------------------------------------------
Taxes - Real Estate
------------------------------------------------------------------------------------------------
Taxes - Other
------------------------------------------------------------------------------------------------
Travel and Entertainment
------------------------------------------------------------------------------------------------
Utilities
------------------------------------------------------------------------------------------------
Other (attach schedule)
------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation            0                                      0
------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization
------------------------------------------------------------------------------------------------
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES        0                                      0
------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
------------------------------------------------------------------------------------------------
Other income (attach schedule)                    -32,012                               -131,712
------------------------------------------------------------------------------------------------
Interest Expense
------------------------------------------------------------------------------------------------
Other Expense (attach schedule)
------------------------------------------------------------------------------------------------
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS      32,012                                131,712
------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
------------------------------------------------------------------------------------------------
Professional Fees
------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees
------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from
 Chapter 11 (see continuation sheet)
------------------------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment
------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach
   schedule)
------------------------------------------------------------------------------------------------
Total Reorganization Expenses                           0                                      0
------------------------------------------------------------------------------------------------
Income Taxes
------------------------------------------------------------------------------------------------
NET PROFIT (LOSS)                                  32,012                                131,712
------------------------------------------------------------------------------------------------

Debtor:  Lason International, Inc.                Case #: 01-11494
                                                  Reporting Period:  March, 2002


                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                                                         CUMULATIVE FILING
BREAKDOWN OF "OTHER" CATEGORY                                             MONTH              TO DATE

OTHER DIRECT COSTS
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
OTHER OPERATIONAL EXPENSES
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
OTHER INCOME
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
9100 Interest Income - Non-debtor subsidiary - Lason Canada, Inc.              -32,012           -131,712
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
OTHER EXPENSES
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
OTHER REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re: Lason International, Inc.                             Case No.: 01-11494
                                                  Reporting Period: March, 2002

                                 BALANCE SHEET



                                                                               BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                                   ASSETS                                    CURRENT REPORTING MONTH                  DATE


CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)                                                                -
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                           -                             -
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                                     -                             -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                        50,082,216                    49,950,504
TOTAL OTHER ASSETS                                                                    50,082,216                    49,950,504

TOTAL ASSETS                                                                          50,082,216                    49,950,504

                        LIABILITIES AND OWNER EQUITY                           BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                                                                             CURRENT REPORTING MONTH                 DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                                 -                             -
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                                 -                             -

TOTAL LIABILITIES                                                                              -                             -
OWNER EQUITY
Capital Stock                                                                                  -                             -
Additional Paid-In Capital                                                            48,529,372                    48,529,372
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                       1,421,132                     1,421,132
Retained Earnings - Postpetition                                                         131,712
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws)
 (attach schedule)
NET OWNER EQUITY                                                                      50,082,216                    49,950,504
TOTAL LIABILITIES AND OWNERS' EQUITY                                                  50,082,216                    49,950,504

                                                                                              (0)

In re: Lason International, Inc.                             Case No.: 01-11494
                                                  Reporting Period: March, 2002

                       BALANCE SHEET - CONTINUATION SHEET


                                                                      BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                  ASSETS                            CURRENT REPORTING MONTH                 DATE

Other Current Assets









Other Assets

Miscellaneous Receivable                                                        96,097                    1,021,428
Investment in Canada                                                        27,024,008                   18,831,020
Investment in MR                                                           153,080,332                            -
Due to/from Subsidiaries                                                  (134,919,204)                  24,423,456
Long Term Note Receivable - Canada                                           4,800,983                    5,674,600


                                                                            50,082,216                   49,950,504

                                                                      BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                       LIABILITIES AND OWNER EQUITY                 CURRENT REPORTING MONTH                 DATE
Other Postpetition Liabilities




Adjustments to Owner Equity


Post petition Contributions (Distributions) (Draws)

